Filed Pursuant to Rule 497(c)
                            Registration Nos:  333-7305
                                               811-7685




                      PROSPECTUS
                   December 31, 1999


                 FRONTEGRA FUNDS, INC.

           FRONTEGRA TOTAL RETURN BOND FUND


         c/o Firstar Mutual Fund Services, LLC
                     P. O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100


     The FRONTEGRA TOTAL RETURN BOND FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

     The  investment objective of the Fund  is  a  high
level of total return, consistent with the preservation
of   capital.    The  Fund  invests  primarily   in   a
diversified portfolio of fixed income securities of varying maturities.

     This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission nor
any   state  securities  commission  has  approved   or
disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Frontegra Total Return Bond Fund at a Glance                1
Fees and Expenses of the Fund                                   2
Investment Objective                                            3
Investment Strategy                                             3
Implementation of Investment Objective                          4
Prior Performance of Reams                                      5
Financial Highlights                                            8
Fund Management                                                 9
Your Account                                                   10
Exchange Privilege                                             11
Valuation of Fund Shares                                       11
Tax-Sheltered Retirement Plans                                 12
Dividends, Capital Gain Distributions and Tax Treatment        12
Year 2000 Issue                                                13


You should rely only on the information contained in this Prospectus and in the Statement of Additional
Information  ("SAI"), which is available upon  request.
The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

The Frontegra Total Return Bond Fund at a Glance

*    Investment Objective

     The Fund's goal, also referred to as its investment objective, is a high level of total return, consistent with the preservation of capital.

*    Principal Investment Strategy

     The Fund seeks to achieve its goal through investment in a diversified portfolio of fixed income securities of varying maturities. When making purchase decisions, the Fund's subadviser, Reams Asset
Management Company, LLC ("Reams"), looks for securities that it believes are undervalued in the fixed income market. In addition, Reams generally looks for securities that have an average life (referred to as "duration") of between three and seven years based on market conditions.

     Reams uses a two-step process in managing the Fund. First, Reams evaluates market attractiveness to establish a measure of the portfolio's duration. Next, Reams assembles the Fund's portfolio from the best available values based on analysis by the portfolio management team.

     Although the Fund will invest primarily in investment grade fixed income securities, the Fund may invest up to 25% of its net assets in non-investment grade fixed income securities (junk bonds).

*    Risk Factors

     The main risks of investing in the Fund are:

     * Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may go up or down. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment. Market risks associated with fixed income investments include the possibility that bond prices in general will decline over short or even extended periods as interest rates rise.

     * Individual Bond Risks: The Fund's investments are also subject to the risks inherent in individual bond selections. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices.

     * Credit Risk: Individual issues of fixed income securities may also be subject to the credit risk of the issuer.

*    Who Should Invest

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.
The Fund may be an appropriate investment for you if you:

     *    Seek long-term preservation of capital; and

     *    Want to include a bond fund in your portfolio.

*    Performance Bar Chart and Tables

     The return information provided in the bar chart and tables on the next page illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund.
     The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with a broad measure of market performance over the past two calendar years. Please keep in mind that the Fund's past performance does not necessarily represent how it will perform in the future.

            Calendar Year Total Returns(1)

                    1997      1998
                 8.59%          8.43%

                      [bar chart]
         Best and Worst Quarterly Performance
       Best Quarter Return       Worst Quarter Return
              3.87%                     (0.88)%
       (3rd quarter, 1998)       (1st quarter, 1997)

             Average Annual Total Returns

    (For the calendar year ended December 31, 1998)

             Fund/Index           One Year         Since Inception (11/25/96)

       Total Return Bond Fund       8.43%                    7.70%

       Lehman Brothers Aggregate    8.69%                    8.49%
             Bond Index(2)

 ____________

     (1) The Fund's year-to-date return through September 30, 1999 was 0.07%.

     (2) The Lehman Brothers Aggregate Bond Index
includes fixed rate debt issues rated investment grade
or higher by Moody's Investors Service, Standard &
Poor's Corporation or Fitch Investors Service, in that
order.  All issues have at least one year        to
maturity and an outstanding par value of at least $100 million. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

Fees and expenses of the Fund

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Shareholder Fees (fees paid directly from your investment)      NONE(1)

     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)

     Management Fees                                        0.40%
     Distribution (12b-1) Fees                              NONE
     Other Expenses                                         0.37%
                                                            ------
     Total Annual Fund Operating Expenses                   0.77%
                                                            ======
     Fee Waiver/Expense Reimbursement(3)                    0.345%
                                                            ------
     Net Expenses                                           0.425%
____________                                                ======
     (1) The Fund will charge a service fee of $12 for redemptions effected via wire transfer, and $25 for checks that do not clear.
     (2) Stated as a percentage of the Fund's average daily net assets.
     (3) Pursuant to an expense cap agreement dated
February 26, 1999, as amended August 2 and December 31,
1999, between the Fund's adviser, Frontegra Asset
Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets.
The expense cap agreement will terminate on December
31, 2000 unless extended by Frontegra and the Fund.
"Other expenses" are presented before any waivers or reimbursements.

Example

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year                 $ 43
3 Years                $211
5 Years                $394
10 Years               $922

Investment Objective

     The Fund's investment objective is a high level of total return, consistent with the preservation of capital. This investment objective may not be changed without shareholder approval.

Investment Strategy

     The Fund will seek, under normal market
conditions, to achieve its investment objective by investing in a diversified portfolio of fixed income securities of varying maturities. The Fund will invest at least 65% of its net assets in bonds. The Fund considers a bond to be any debt instrument. These instruments include: short-term fixed income securities; U.S. government securities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Although the Fund primarily will invest in investment grade fixed income securities, the Fund may invest up to 25% of its net assets in fixed income securities that are rated below investment grade. The portfolio duration of the Fund will normally fall between three and seven years based on market conditions. Duration is a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes.
For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

     As the Fund's subadviser, Reams attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on undervalued issues in the fixed income market. Reams employs a two-step process in managing the Fund. The first step is to establish the portfolio's duration, or interest rate sensitivity.
Reams determines whether the bond market is under- or over-priced by comparing current real interest rates
(the nominal rate on the ten year bond less Reams' estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and Reams will manage portfolios with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and Reams will run defensive portfolios.
Once Reams has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest-rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and assembles the Fund's portfolio from the best available values. Reams constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. Reams' strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.

Implementation of Investment Objective

     In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and elsewhere in this Prospectus.

Fixed Income Securities

     The Fund may invest in a wide variety of fixed income securities. Issuers of fixed income securities have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates. As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund's income to decline.

     Commercial paper generally is considered the shortest form of fixed income security. Notes whose original maturities are two years or less are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

     Principal Risks. In general, the longer the maturity of a fixed income security, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer investors higher interest rates than do issuers with better credit ratings.

Non-Investment Grade Debt Securities (Junk Bonds)

     The Fund may invest up to 25% of its net assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although it is not precluded from doing so, the Fund generally does not invest in junk bonds rated below "BB" by Standard & Poor's.

     Principal Risks. Junk bond securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.
To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

Mortgage- and Other Asset-Backed Securities

     The Fund may invest in mortgage- and other asset-backed securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.

     Asset-backed securities have structural
characteristics similar to mortgage-backed securities.
However, the underlying assets are not mortgage loans.
Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.

     Principal Risks. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Portfolio Turnover

     A change in the investments held by the Fund is known as "portfolio turnover." Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 225% and is expected to be between 150% and 225%. A portfolio turnover rate of 100% would occur, for example, if all of the securities held by the Fund were replaced within one year. In the event the Fund has a portfolio turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs, which would reduce the Fund's returns.
High portfolio turnover could also result in the payment by shareholders of increased taxes on realized investment gains. The Fund's portfolio turnover rate is included under "Financial Highlights."

Prior Performance of Reams

     As noted above, Reams is the Fund's subadviser.
The following table shows the historical composite performance data for all of Reams' advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Reams Fixed Income Composite (the "Composite"), for the periods indicated. Since its inception on June 1, 1981, the Composite has shown an annual return of approximately 14.15%. The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code") and the Investment
Company Act of 1940, as amended (the "1940 Act"), respectively. Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated under the federal security and tax laws. The
Composite's expenses are lower than the Fund's expenses. If the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against the Lehman Brothers Aggregate Bond Index and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or Reams.

     Reams' performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts included in the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return. No leveraged positions were used. The monthly returns are geometrically linked to derive an annual total return.

     The investment results of the Composite presented on the next page are Level 1 AIMR compliant, but are not intended to predict or suggest the future returns of the Fund. You should be aware that the use of a methodology different than that used to calculate performance could result in different performance data.

          Reams Asset Management Company, LLC
   Reams Fixed Income Composite Performance History:
                   6/1/81-9/30/99(1)



                  Reams Fixed     Lehman Brothers
Periods Ended   Income Composite    Aggregate
   9/30/99        Total Return    Bond Index (2)


   1 Year           2.23%            (0.37)%
   5 Years          8.53%             7.84%
  10 Years          8.69%             8.10%
    From           14.15%            10.82%
Inception(3)
____________

(1) For the Fund's performance, see the return information under "The Frontegra Total Return Bond
      Fund at a Glance."

(2) The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors
      Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.
(3)   The Composite commenced operations on June 1, 1981.

 Average Annualized Return in Percent:  6/1/81-9/30/99

          Reams Fixed Income Composite Performanc   14.15%
          Lehman Brothers Aggregate Bond Index      10.82%

Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance for the periods from November 25, 1996 (commencement of operations) to June 30, 1999. Certain information reflects financial results for a single Fund share.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.



                                    Eight Months                      November 25, 1996(1)
                                       Ended           Year Ended             to
                                   June 30,1999(2)  October 31, 1998   October 31, 1997
Net asset value, beginning of period   $31.38            $30.85            $30.00

Income (loss) from investment
  operations:
Net investment income                    1.29              1.75              1.37
Net realized and unrealized gains
 (losses) on investments                (1.18)             0.59              0.70
Total income from investment operations  0.11              2.34              2.07

Less distributions paid:
From net investment income              (1.44)            (1.75)            (1.22)
From net realized gains on investments  (0.71)            (0.06)                -
Total distributions paid                (2.15)            (1.81)            (1.22)

Net asset value, end of period         $29.34            $31.38            $30.85

Total return(3)                         0.32%             7.79%             7.13%

Supplemental data and ratios:
Net assets, end of period
 (in thousands)                       $48,413           $48,457           $39,096
Ratio of expenses to average
 net assets (4)(5)                      0.50%             0.50%             0.50%
Ratio of net investment income
 to average net assets(4)(5)            6.37%             5.79%             6.02%
Portfolio turnover rate(3)                83%              131%              202%
 ____________

(1)    Commencement of operations.
(2) Effective June 30, 1999, the Company's fiscal year-end was changed from October 31 to June 30.
(3)    Not annualized for periods less than a full year.
(4)    Net of waivers and reimbursements by Frontegra.
       Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.05%, 5.51% and 5.25% for the periods ended
       June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
(5)    Annualized.


Fund Management

     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The
Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998 and December 31, 1999
(the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors.
Frontegra has entered into a subadvisory agreement with Reams under which Reams serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

     Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062.  Mr. William D. Forsyth III and Mr.
Thomas J. Holmberg, Jr. each own 50% of Frontegra.
Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement effective August 2, 1999, as amended December 31, 1999 between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.425% of the Fund's average daily net assets. The term of this expense cap agreement is 12 months. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors for the time any such amounts are waived and/or reimbursed.

     Subadviser.  Reams operated as a corporation
(Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams is located at 227 Washington Street, Columbus, Indiana
47202-0727.  Under the subadvisory agreement as amended
August 2, 1999, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.15% of the Fund's average daily net assets. Under the subadvisory agreement as in effect for the eight months ended June 30, 1999, Reams was compensated by Frontegra for its investment advisory services at the annual rate of 0.20% of the Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of defined contribution or 401(k) investments in the Fund, for initial investments of over $15 million Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments.
For the eight months ended June 30, 1999, Reams received $35,391.55 from Frontegra for its investment advisory services to the Fund. Reams provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.
In executing such transactions, Reams seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to pension and profit-sharing plans, and other institutional investors. As of December 1, 1999, Reams had approximately $6 billion under management, which includes fixed income portfolios totaling approximately
$5.7 billion.

     Portfolio Managers. The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Reams' portfolio management team. The portfolio management team has been managed primarily by Mr. Robert A. Crider and Mr. Mark M. Egan since the
Fund's inception.  Mr. Crider has been Senior Vice
President, Fixed Income Management, of Reams since
April, 1994 and was Senior Vice President, Fixed Income
Management, of Reams Asset Management, Inc. from 1981 until March, 1994. Mr. Egan has been Portfolio Manager of Reams since April 1994 and was Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Egan was Portfolio Manager of
National Investment Services, until May 1990. The fixed income portfolio managers implement decisions on a team basis with respect to the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the fixed income committee.

     Custodian, Transfer Agent and Administrator.
Firstar Bank, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are affiliated entities and are collectively referred to in this Prospectus as "Firstar."


Your Account

How to Purchase Shares

     Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York
Stock Exchange (the "NYSE") (generally 4:00 p.m.,
Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The Fund's minimum initial investment is $100,000.
Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000

     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to:
Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615 East
Michigan Street, Third Floor, Milwaukee, WI  53202.
Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to reject an application in whole or in part.

     Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The
Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

            Firstar Bank, N.A.
            ABA Number  075000022
            For credit to Firstar Mutual Fund Services, LLC
            Account Number  112-952-137
            For further credit to Frontegra Funds, Inc.
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)
            (identify Frontegra Total Return Bond Fund)

     The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.


How to Redeem Shares

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption

     To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee,
Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The
Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $12 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees

     Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination

     Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Exchange Privilege

     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.
An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

     The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New
Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday,


Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

Tax-Sheltered Retirement Plans

     The Company offers through its custodian, Firstar
Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

Dividends, Capital Gain Distributions And Tax Treatment

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.
Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The Fund will usually distribute dividends quarterly. The Fund will usually distribute capital gains annually in December. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment
(plus cash received, if any) remains the same.  The
Fund expects that, because of its investment objective, its distributions will consist primarily of income.

     All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615 East
Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

     If you do not furnish the Fund with your correct
Social Security Number or Taxpayer Identification
Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.


Year 2000 Issue

     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of Frontegra, Reams and Firstar. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.

     Frontegra has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.
Frontegra has also been informed that comparable steps are being taken by Reams. Firstar has represented to Frontegra that it does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as a service provider to the Fund. However, there can be no assurance that the steps taken by Frontegra, Reams or Firstar will be sufficient to avoid any adverse impact.

     With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. To the extent the Fund invests in foreign companies, those companies may be more likely to be affected by Year 2000 issues. In the event that one or more of these companies is not Year 2000 compliant, the Fund's investment in such companies may be adversely affected.


DIRECTORS                             TRANSFER AGENT AND ADMINISTRATOR

William D. Forsyth III                Firstar Mutual Fund Services, LLC
Thomas J. Holmberg, Jr.               For overnight deliveries, use:
David L. Heald                        Frontegra Funds, Inc.
                                      c/o Firstar Mutual Fund Services, LLC
OFFICERS                              615 East Michigan Street, 3rd Floor
                                      Milwaukee, Wisconsin  53202
William D. Forsyth III
Thomas J. Holmberg, Jr.               For regular mail deliveries, use:
                                      Frontegra Funds, Inc.
INVESTMENT ADVISER                    c/o Firstar Mutual Fund Services, LLC
                                      P.O. Box 701
Frontegra Asset Management, Inc.      Milwaukee, Wisconsin  53201-0701
400 Skokie Blvd.
Suite 500                             AUDITORS
Northbrook, Illinois  60062
                                      Ernst & Young LLP
SUB-ADVISER                           Sears Tower
                                      233 S. Wacker Drive
Reams Asset Management Company, LLC   Chicago, Illinois  60606-6301
227 Washington Street
Columbus, Indiana  47202-0727         LEGAL COUNSEL

CUSTODIAN                             Godfrey & Kahn, S.C.
                                      780 N. Water Street
Firstar Bank, N.A.                    Milwaukee, Wisconsin  53202
425 Walnut Street
Cincinnati, Ohio  45202


Additional information regarding the Company and the Fund is included in the Statement of Additional
Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. Further information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive the Fund's SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed on the cover page of this Prospectus or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-
8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C.
20549-0102.

The Company's 1940 Act File Number is 811-7685.

                          Filed Pursuant to Rule 497(c)
                            Registration Nos:  333-7305
                                               811-7685





                      PROSPECTUS
                   December 31, 1999


                 FRONTEGRA FUNDS, INC.

              FRONTEGRA OPPORTUNITY FUND


         c/o Firstar Mutual Fund Services, LLC
                     P. O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100


     The FRONTEGRA OPPORTUNITY FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

     The investment objective of the Fund is capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations.

     This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.





TABLE OF CONTENTS

The Frontegra Opportunity Fund at a Glance                      1
Fees and Expenses of the Fund                                   2
Investment Objective                                            3
Investment Strategy                                             3
Implementation of Investment Objective                          3
Prior Performance of Reams                                      4
Financial Highlights                                            6
Fund Management                                                 6
Your Account                                                    7
Exchange Privilege                                              9
Valuation of Fund Shares                                        9
Tax-Sheltered Retirement Plans                                  9
Dividends, Capital Gain Distributions and Tax Treatment        10
Year 2000 Issue                                                10

You should rely only on the information contained in this Prospectus and in the Statement of Additional
Information  ("SAI"), which is available upon  request.
The Company has not authorized others to provide any additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.


The Frontegra Opportunity Fund at a Glance

*    Investment Objective

     The Fund's goal, also referred to as its investment objective, is capital appreciation.

*    Principal Investment Strategy

     The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with small market capitalizations. For this purpose, a small capitalization company would typically have a market capitalization of $1 billion or less. In constructing a portfolio for the Fund, the Fund's subadviser, Reams
Asset Management Company LLC ("Reams"), selects securities with the highest expected rates of return based on the analysis of its portfolio management team.
Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary receipts, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets in these securities. Under unusual circumstances, as a temporary defensive technique, the Fund may invest up to 100% of its total assets in cash and short-term fixed income securities.

*    Risk Factors

     The main risks of investing in the Fund are:

     * Small Cap Risks: Because the Fund will invest primarily in small capitalization stocks, which are more volatile than investments in large companies, you should expect that the value of the Fund's shares will be more volatile than the shares of a fund that invests in medium or large capitalization companies.

     * Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may go up or down. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate. Your shares at redemption may be worth more or less than your initial investment. Market risks associated with equity investments include the possibility that stock prices in general will decline over short or even extended periods.

     * Stock Selection Risks: The stocks selected for inclusion in the Fund's portfolio may decline in value or not increase in value when the stock market in general is rising.

*    Who Should Invest

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.
The Fund may be an appropriate investment for you if you:

     *    Seek long-term capital appreciation;

     *    Want to include a small-cap fund in your portfolio; and

     *    Are willing to accept the risk that your investment may fluctuate.

*    Performance Bar Chart and Tables

     The return information provided in the bar chart and tables below illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance over the past calendar year. Please keep in mind that the Fund's past performance does not necessarily represent how it will perform in the future.





             Calendar Year Total Return(1)
                         1998
                       (10.13)%

                      [bar chart]

         Best and Worst Quarterly Performance
       Best Quarter Return      Worst Quarter Return
               9.02%                  (17.39)%
       (4th quarter, 1998)       (3rd quarter, 1998)

             Average Annual Total Returns
    (For the calendar year ended December 31, 1998)

             Fund/Index           One Year        Since Inception (7/31/97)

          Opportunity Fund        (10.13)%                 (1.91)%

            Russell 2000 Index(2) (2.55)%                   2.38%

 _________________
     (1)The Fund's year-to-date return through
September 30, 1999 was 2.80%.

     (2)The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small domestic stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

Fees and Expenses of the Fund

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Shareholder Fees (fees paid directly from your investment)       NONE(1)
     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
     Management Fees                                   0.65%
     Distribution (12b-1) Fees                         NONE
     Other Expenses                                    0.83%
                                                       -----
     Total Annual Fund Operating Expenses              1.48%
                                                       =====
     Fee Waiver/Expense Reimbursement(3)               0.58%
                                                       -----
     Net Expenses                                      0.90%
_______________                                        =====
     (1)The Fund will charge a service fee of $12 for
redemptions effected via wire transfer, and $25 for
checks that do not clear.

     (2) Stated as a percentage of the Fund's average daily net assets.

     (3) Pursuant to an expense cap agreement dated
February 26, 1999, as amended August 2 and December 31,
1999, between the Fund's adviser, Frontegra Asset
Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets.
The expense cap agreement will terminate on December
31, 2000 unless extended by the Fund and Frontegra.
"Other expenses" are presented before any waivers or reimbursements.


Example

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

 1 Year               $   92
 3 Years              $  411
 5 Years              $  753
10 Years              $1,719

Investment Objective

     The Fund's investment objective is capital appreciation. This investment objective may not be changed without shareholder approval.

Investment Strategy

     Under normal conditions, the Fund will seek to achieve its investment objective by investing its assets primarily in equity securities with small market capitalizations. The Fund will invest at least 80% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors
Service ("Moody's") or BBB or higher by Standard &
Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch
Investors Service, Inc. ("Fitch").  At least 65% of the
Fund's total assets will normally be invested in equity securities of those companies with a market capitalization of $1 billion or less at the time of the Fund's investment. In general, investments in small capitalization companies often involve greater risks than investments in larger capitalized companies.

     In seeking to achieve the Fund's investment objective, Reams uses a value-oriented discipline.
Reams evaluates the small-cap market by using a number of valuation criteria, including both current and historical measures, for ratios comparing price to earnings, price to book value and price to sales. The portfolio management team then constructs a focus list based in part on each company's competitive position, capital structure, cash flow and management. The team then determines a target price for the stock, thus providing a specific expected rate of return. The approximately 50 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. Reams constructs a portfolio using a bottom-up analysis. On average, a security will be held by the Fund for approximately 12 months. Ultimately, securities will be sold due to the emergence of superior alternatives. A holding will become "inferior" if 1) it reaches Reams' target price, thus lowering its expected rate of return; 2) it experiences a negative change in fundamentals, also lowering its expected return; or 3) higher ranking securities emerge based on their expected rates of return.

Implementation of Investment Objective

     In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and elsewhere in this Prospectus.

Common Stocks and Other Equity Securities

     The Fund will invest at least 80% of its net assets in common stocks and other equity securities.
Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.


     Principal Risks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Small Companies

     The Fund will normally invest at least 65% of its total assets in small companies. Small companies have a market capitalization of $1 billion or less at purchase.

     Principal Risks. While smaller companies may have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. An investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger companies.

Temporary Strategies

     The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities for temporary defensive purposes in response to adverse market or economic conditions. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

Prior Performance of Reams

     As noted above, Reams is the Fund's subadviser.
The following table shows the historical composite performance data for all of Reams' advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the Reams Small Capitalization Value Equity Composite
(the "Composite"), for the periods indicated. Since its inception on January 1, 1995, the Composite has shown an annual return of approximately 15.47%. The
Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code"), and the Investment Company Act of 1940, as amended (the
"1940 Act"), respectively. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws. The
Composite's expenses are lower than the Fund's expenses. If the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. The data is provided to illustrate the past performance of Reams in managing a substantially similar portfolio as measured against the Russell 2000 Index and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or Reams.

     Reams' performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.
No leveraged positions were used. The monthly returns are geometrically linked to derive an annual total return.


     The investment results of the Composite presented below are unaudited and are not intended to predict or suggest the future returns of the Fund. You should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

          Reams Asset Management Company, LLC
   Reams Small Capitalization Value Equity Composite
        Performance History:  1/1/95-9/30/99(1)

                Reams Small
              Capitalization
Periods Ended    Composite      Russell 2000
  9/30/99       Total Return      Index(2)

   1 Year          12.54%          19.07%
   3 Years         10.63%           8.70%
   From            15.47%          13.53%
Inception(3)
 __________

(1) For the Fund's performance, see the return information under "The Frontegra Opportunity Fund at a Glance."

(2) The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small domestic stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
(3)   The Composite commenced operations on January 1, 1995.

 Average Annualized Return in Percent:  1/1/95-9/30/99

          Reams Small Capitalization Composite Performance      15.47%
          Russell 2000 Index                                    13.53%


Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance for the periods from July 31, 1997 (commencement of operations) to June 30, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.



                                    Eight Months                        July 31, 1997(1)
                                       Ended             Year Ended           to
                                  June 30, 1999(2)  October 31, 1998  October 31, 1997
Net asset value, beginning of period    $27.93             $32.22          $30.00

Income (loss) from investment operations:
Net investment income                     0.07               0.26            0.04
Net realized and unrealized gains
 (losses) on investments                  4.23              (4.52)           2.18
Total income (loss) from investment
 operations                               4.30              (4.26)           2.22

Less distributions paid:
From net investment income               (0.21)             (0.03)              -
Total distributions paid                 (0.21)             (0.03)              -

Net asset value, end of period          $32.02             $27.93          $32.22

Total return(3)                         15.49%           (13.24)%           7.40%

Supplemental data and ratios:
Net assets, end of period
 (in thousands)                        $17,211             $6,827          $5,900
Ratio of expenses to average
 net assets(4)(5)                        0.90%              0.90%           0.90%
Ratio of net investment income to
 average net assets(4)(5)                1.00%              0.92%           2.61%
Portfolio turnover rate(3)                 38%                54%              9%
 ____________


(1)    Commencement of operations.

(2) Effective June 30, 1999, the Company changed its fiscal year-end from October 31 to June 30.

(3)    Not annualized for periods less than a full year.

(4)    Net of waivers and reimbursements by Frontegra.
       Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.73%, 2.53% and 12.02% and the ratio of net investment income (loss) to average net assets would have been 0.17%, (0.71)% and (8.51)% for the periods ended June 30, 1999, October 31, 1998 and
       October 31, 1997, respectively.

(5)    Annualized.

Fund Management

     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The
Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998 and December 31, 1999
(the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors.
Frontegra has entered into a subadvisory agreement with Reams under which Reams serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

     Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062.  Mr. William D. Forsyth III and Mr.
Thomas J. Holmberg, Jr. each own 50% of Frontegra.
Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated
February 26, 1999, as amended December 31, 1999, between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed
0.90% of the Fund's average daily net assets. The expense cap agreement will terminate on December 31, 2000 unless extended by the Fund and Frontegra. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors for the time any such amounts are waived and/or reimbursed.

     Subadviser.  Reams operated as a corporation
(Reams Asset Management Company, Inc.) from its founding in 1981 until March 31, 1994, when it became an Indiana limited liability company (LLC), with no change in principals, employees or clients. Reams is located at 227 Washington Street, Columbus, Indiana
47202-0727. Under the subadvisory agreement, and with certain exceptions described herein, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Fund's average daily net assets. In recognition of the economies of scale that will be gained by the Fund and Frontegra, and with the exception of defined contribution or 401(k) investments in the Fund, for initial investments of over $15 million Frontegra will compensate Reams an extra 0.10% of the average daily net assets of such investments. For the eight months ended June 30, 1999, Reams received $1,677.78 for its investment advisory services to the Fund. Reams provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Reams seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Reams serves as investment adviser to pension and profit-sharing plans, and other institutional investors. As of December 1, 1999, Reams had approximately $6 billion under management, which includes equity portfolios totaling approximately $300 million.

     Portfolio Managers. The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Reams' portfolio management team. The portfolio management team has been managed primarily by Mr. Fred W. Reams and Mr. David R. Milroy. Since
September 1999, Mr. Reams has been the Chairman of
Reams.  Mr. Reams was President of Reams from April
1994 until September 1999 and was President of Reams
Asset Management Company, Inc. from its founding in 1981 until March 1994. Mr. Milroy has been Senior Vice
President, Equity Management, of Reams since April
1994, was Vice President and Senior Vice President,
Equity Management, of Reams Asset Management Company,
Inc. from June 1990 until March 1994, and was Portfolio
Manager of Loomis, Sayles & Co. from May 1985 until May
1990. The portfolio management team approves scenarios established for individual securities submitted by each analyst and makes the final buy and sell decisions.

     Custodian, Transfer Agent and Administrator.
Firstar Bank, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are affiliated entities and are collectively referred to in this Prospectus as "Firstar."

Your Account

How to Purchase Shares

     Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York
Stock Exchange (the "NYSE") (generally 4:00 p.m.,
Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The Fund's minimum initial investment required is $100,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000.
The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000

     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to:
Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615 East
Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee.
You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The
Company reserves the right to decline an application in whole or in part.

     Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The
Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

            Firstar Bank, N.A.
            ABA Number 075000022
            For credit to Firstar Mutual Fund Services, LLC
            Account Number 112-952-137
            For further credit to Frontegra Funds, Inc.
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)
            (identify Frontegra Opportunity Fund)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption

     To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee,
Wisconsin 53202.

The request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The
Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $12 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees

     Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination

     Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Exchange Privilege

     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.
An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

     The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New
Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

Tax-Sheltered Retirement Plans

     The Company offers through its custodian, Firstar
Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

Dividends, Capital Gain Distributions And Tax Treatment

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.
Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The Fund will distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment
(plus cash received, if any) remains the same.  The
Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual
Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin
53201-0701.  For overnight deliveries, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

     If you do not furnish the Fund with your correct
Social Security Number or Taxpayer Identification
Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Year 2000 Issue

     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of Frontegra, Reams and Firstar. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.

     Frontegra has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.
Frontegra has also been informed that comparable steps are being taken by Reams. In addition, Firstar has represented to Frontegra that it does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as a service provider to the Fund. However, there can be no assurance that the steps taken by Frontegra, Reams or Firstar will be sufficient to avoid any adverse impact.

     With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. To the extent the Fund invests in foreign companies, those companies may be more likely to be affected by Year 2000 issues. In the event that one or more of these companies is not Year 2000 compliant, the Fund's investment in such companies may be adversely affected.

DIRECTORS                              TRANSFER AGENT AND ADMINISTRATOR

William D. Forsyth III                 Firstar Mutual Fund Services, LLC
Thomas J. Holmberg, Jr.                For overnight deliveries, use:
David L. Heald                         Frontegra Funds, Inc.
                                       c/o Firstar Mutual Fund Services, LLC
OFFICERS                               615 East Michigan Street, 3rd Floor
                                       Milwaukee, Wisconsin  53202
William D. Forsyth III
Thomas J. Holmberg, Jr.                For regular mail deliveries, use:
                                       Frontegra Funds, Inc.
INVESTMENT ADVISER                     c/o Firstar Mutual Fund Services, LLC
                                       P.O. Box 701
Frontegra Asset Management, Inc.       Milwaukee, Wisconsin  53201-0701
400 Skokie Blvd.
Suite 500                              AUDITORS
Northbrook, Illinois  60062
                                       Ernst & Young LLP
SUB-ADVISER                            Sears Tower
                                       233 S. Wacker Drive
Reams Asset Management Company, LLC    Chicago, Illinois  60606-6301
227 Washington Street
Columbus, Indiana  47202-0727          LEGAL COUNSEL

CUSTODIAN                              Godfrey & Kahn, S.C.
                                       780 N. Water Street
Firstar Bank, N.A.                     Milwaukee, Wisconsin  53202
425 Walnut Street
Cincinnati, Ohio  45202



Additional information regarding the Company and the Fund is included in the Statement of Additional
Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. Further information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive the Fund's SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed on the cover page of this Prospectus or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-
8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C.
20549-0102.

The Company's 1940 Act File Number is 811-7685.

                          Filed Pursuant to Rule 497(c)
                            Registration Nos:  333-7305
                                               811-7685





                      PROSPECTUS
                   December 31, 1999


                 FRONTEGRA FUNDS, INC.

                 FRONTEGRA GROWTH FUND


         c/o Firstar Mutual Fund Services, LLC
                     P. O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100


     The FRONTEGRA GROWTH FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

     The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with mid- to large-sized market capitalizations.

     This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Frontegra Growth Fund at a Glance                           1
Fees and Expenses of the Fund                                   2
Investment Objective                                            2
Investment Strategy                                             2
Implementation of Investment Objective                          3
Prior Performance of Northern                                   3
Financial Highlights                                            5
Fund Management                                                 5
Your Account                                                    6
Exchange Privilege                                              8
Valuation of Fund Shares                                        8
Tax-Sheltered Retirement Plans                                  9
Dividends, Capital Gain Distributions and Tax Treatment         9
Year 2000 Issue                                                 9

You should rely only on the information contained in this Prospectus and in the Statement of Additional
Information  ("SAI"), which is available upon  request.
The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

The Frontegra Growth Fund at a Glance

*    Investment Objective

     The Fund's goal, also referred to as its investment objective, is long-term capital appreciation.

*    Principal Investment Strategy

     The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with mid- to large-sized market capitalizations. For this purpose, a mid- to large-sized market capitalization company would typically have a market capitalization of $1 billion or more. In constructing a portfolio for the Fund, the Fund's subadviser, Northern Capital Management Incorporated
("Northern"), selects securities with the highest expected rates of return based on Northern's analysis of each company's competitive position. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, depositary receipts and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least 80% of its net assets in these securities.

*    Risk Factors

     The main risks of investing in the Fund are:

     * Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may go up or down. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate with changing market valuations of its portfolio holdings. Your shares at redemption may be worth more or less than your initial investment. Market risks associated with equity investments include the possibility that stock prices in general will decline over short or even extended periods.

     * Stock Selection Risks: The stocks selected for inclusion in the Fund's portfolio may decline in value or not increase in value when the stock market in general is rising.

*    Who Should Invest

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.
The Fund may be an appropriate investment for you if you:

     *    Seek long-term capital appreciation;

     *    Want to include a mid- to large-cap fund in your portfolio; and

     *    Are willing to accept the risk that your investment may fluctuate.

*    Performance Tables

     The Fund's average annual return for the 1999 calendar year will be provided in the next
     Prospectus update.

     The Fund's year-to-date return through September 30, 1999 was 3.40%.

Fees and Expenses of the Fund

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Shareholder Fees (fees paid directly from your investment)      NONE(1)
     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)
     Management Fees                                 0.80%
     Distribution (12b-1) Fees                       NONE
     Other Expenses                                  1.35%
                                                     -----
     Total Annual Fund Operating Expenses            2.15%
                                                     =====
     Fee Waiver/Reimbursement(3)                     1.35%
                                                     -----
     Net Expenses                                    0.80%
________________                                     =====
     (1) The Fund will charge a service fee of $12 for redemptions effected via wire transfer, and $25 for checks that do not clear.

     (2) Stated as a percentage of the Fund's average daily net assets.

     (3) Pursuant to an expense cap agreement dated
February 26, 1999, as amended August 2 and December 31,
1999, between the Fund's adviser, Frontegra Asset
Management, Inc. ("Frontegra") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.80% of the Fund's average daily net assets.
The expense cap agreement will terminate on December
31, 2000 unless extended by Frontegra and the Fund.
"Other expenses" are presented before any waivers or reimbursements.

Example

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

    1 Year           $   82
    3 Years          $  543
    5 Years          $1,030
   10 Years          $2,376

Investment Objective

     The Fund's investment objective is long-term capital appreciation. This investment objective may not be changed without shareholder approval.

Investment Strategy

     The Fund will seek, under normal market
conditions, to achieve its investment objective by investing its assets primarily in the equity securities of companies with mid- to large-sized market capitalizations. The Fund will invest at least 80% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors
Service ("Moody's") or BBB or higher by Standard &
Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch
Investors Service, Inc. ("Fitch").  At least 65% of the
Fund's total assets will normally be invested in equity securities of those companies with a market capitalization of $1 billion or more at the time of the Fund's investment.

     In seeking to achieve the Fund's investment objective, Northern identifies companies with market capitalizations greater than $1 billion and historical earnings growth greater than the Standard & Poor's 500r
Stock Index (the "S&P 500"). Northern then assesses the competitive position of each such company through fundamental research, including an evaluation of its products or services, its management, and the industry competition, and through Northern's proprietary price/growth analysis. A target price is then established for each security based on projected earnings growth relative to market expectations. The
45-55 securities with the highest expected rates of return would be among those securities selected for the Fund's portfolio. On average, a security will be held by the Fund for approximately 12 months. Securities are generally sold as a result of price appreciation, when they become less attractive on a risk/return basis relative to their growth prospects and other identified securities, or when the assumptions used in Northern's proprietary price/growth analysis change with respect to the security.

Implementation of Investment Objective

     In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and elsewhere in this Prospectus.

Common Stocks and Other Equity Securities

     The Fund will invest at least 80% of its net assets in common stocks and other equity securities.
Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.

     Principal Risks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Temporary Strategies

     The Fund may invest up to 20% of its total assets in cash and short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses. The Fund may temporarily exceed this 20% limitation, but only in circumstances pending investment and only for short periods of time.

Prior Performance of Northern

     The following table shows the historical composite performance data for all of Northern's advisory accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the NCM Equity Portfolio (the "Composite"), for the periods indicated. Since its inception on January 1, 1991, the Composite has shown an annual return of approximately 21.61%. The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue
Code of 1986, as amended (the "Code"), and the Investment Company Act of 1940, as amended (the "1940
Act"), respectively. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws. The Composite's expenses are lower than the Fund's expenses. If the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown.
The data is provided to illustrate the past performance of Northern in managing a substantially similar portfolio as measured against the Russell 1000 Growth
Index and the S&P 500 and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or Northern.

     Northern's performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.
No leveraged positions were used. The monthly returns are geometrically linked to derive an annual total return.

     The investment results of the Composite presented on the next page are unaudited and are not intended to predict or suggest the future returns of the Fund. You should be aware that the use of a methodology different than that used to calculate performance could result in different performance data.

       Northern Capital Management Incorporated
  NCM Equity Composite Performance History:  1/1/91-
                        9/30/99

                NCM Equity    Russell 1000
Periods Ended    Composite       Growth        S&P
   9/30/99     Rate of Return   Index(1)      500(2)

   1 Year         31.04%         34.85%       27.80%
   3 Years        20.90%         26.87%       25.09%
   5 Years        22.38%         26.78%       25.03%
    From          21.61%         20.45%       19.60%
Inception(3)
 ____________

(1) The Russell 1000 Growth Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S.
      stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(2) The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)   The Composite commenced operations on January 1, 1991.

 Average Annualized Return in Percent:  1/1/91-9/30/99

          NCM Equity Composite Performance  21.61%
          Russell 1000 Growth Index         20.45%
          S&P 500                           19.60%

Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance for the periods from March 18, 1998 (commencement of operations) to June 30, 1999. Certain information reflects financial results for a single Fund share.
The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                            Eight Months     March 18, 1998(1)
                                                Ended              to
                                            June 30,1999(2)  October 31, 1998

Net asset value, beginning of period             $9.29             $10.00

Income (loss) from investment operations:
Net investment income                             0.01               0.01
Net realized and unrealized gains
 (losses) on investments                          2.64              (0.72)
Total income (loss) from investment operations    2.65              (0.71)

Less distributions paid:
From net investment income                       (0.01)                 -

Total distributions paid                         (0.01)                 -

Net asset value, end of period                  $11.93              $9.29

Total return(3)                                 28.58%            (7.10)%

Supplemental data and ratios:
Net assets, end of period (in thousands)        $4,619             $2,343
Ratio of expenses to average net assets(4)(5)    0.80%              0.80%
Ratio of net investment income to
 average net assets(4)(5)                        0.16%              0.28%
Portfolio turnover rate(3)                        106%                67%
 ____________

(1)    Commencement of operations.

(2) Effective June 30, 1999, the Company changed its fiscal year-end from October 31 to June 30.

(3)    Not annualized for periods less than a full year.

(4)    Net of waivers and reimbursements by Frontegra.
       Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 4.52% and 9.23% and the ratio of net investment loss to average net assets would have been (3.56)% and (8.15)% for the periods ended June 30, 1999 and October 31, 1998, respectively.

(5)    Annualized.

Fund Management

     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The
Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998 and December 31, 1999
(the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors.
Frontegra has entered into a subadvisory agreement with Northern under which Northern serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets.
Frontegra provides office facilities for the Fund and pays the salaries, fees, and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

     Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062.  Mr. William D. Forsyth III and Mr.
Thomas J. Holmberg, Jr. each own 50% of Frontegra.
Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated
February 26, 1999, as amended December 31, 1999, between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed
0.80% of the Fund's average daily net assets. This expense cap will terminate on December 31, 2000, unless extended by Frontegra and the Fund. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or reimbursed.

     Subadviser.  Northern is located at 8018 Excelsior
Drive, Suite 300, Madison, Wisconsin 53717. Under the subadvisory agreement, Northern is compensated by Frontegra for its investment advisory services at the annual rate of (i) 0.25% of the Fund's average daily net assets prior to the first date when the Fund's average daily net assets exceed $200 million and (ii)
0.30% of the Fund's average daily net assets on and after the first date when the Fund's average daily net assets exceed $200 million. For the fiscal period ended June 30, 1999, Northern did not receive any compensation from Frontegra for its investment advisory services to the Fund. Northern provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Northern seeks to obtain the best net results for the Fund. In addition to providing investment advisory services to the Fund, Northern serves as investment adviser to pension and profit-sharing plans, institutional investors and private accounts. As of December 1, 1999, Northern had approximately $1.2 billion under management. United
Asset Management Corporation, an investment adviser holding company, owns 100% of the voting stock of Northern.

     Portfolio Managers. The day-to-day management responsibilities for the Fund's portfolio are primarily handled by Northern's portfolio management team. The portfolio management team is managed primarily by Daniel T. Murphy and Brian A. Hellmer. The Fund's overall investment strategy, and portfolio allocation and risk parameters are determined by Northern's
Investment Committee, which consists of Stephen L.
Hawk, Mr. Murphy and Mr. Hellmer. Mr. Hawk, Chairman of Northern, has been with the firm since March 1983;
Mr. Murphy, the President, Chief Investment Officer,
Portfolio Manager and a Director of Northern, joined the firm in March 1995 and was a Senior Investment
Analyst at Brinson Partners, Inc. from December 1989 to
March 1995; and Mr. Hellmer, Senior Vice President and
Director of Research of Northern, joined the firm in April 1996 and was an Investment Officer of Fleet
Investment Advisors from July 1989 to April 1996. The portfolio management team reviews and approves the analyst's recommendations and makes the final buy and sell decisions. The Fund's portfolio is reviewed on a weekly basis by the Investment Committee.

     Custodian, Transfer Agent and Administrator.
Firstar Bank, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as the transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator. Firstar Bank, N.A.
and Firstar Mutual Fund Services, LLC are affiliated entities and are collectively referred to in this Prospectus as "Firstar."

Your Account

How to Purchase Shares

     Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York
Stock Exchange (the "NYSE") (generally 4:00 p.m.,
Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The Fund's minimum initial investment is $100,000.
Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000

     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to:
Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615 East
Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee.
You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The
Company reserves the right to decline an application in whole or in part.

     Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The
Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

            Firstar Bank, N.A.
            ABA Number 075000022
            For credit to Firstar Mutual Fund Services, LLC
            Account Number 112-952-137
            For further credit to Frontegra Funds, Inc.
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)
            (identify Frontegra Growth Fund)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption

     To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee,
Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The
Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $12 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees

     Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination

     Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Exchange Privilege

     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.
An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

     The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New
Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

Tax-Sheltered Retirement Plans

     The Company offers through its custodian, Firstar
Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

Dividends, Capital Gain Distributions And Tax Treatment

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.
Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The Fund will usually distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment
(plus cash received, if any) remains the same.  The
Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual
Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin
53201-0701.  For overnight deliveries, please use 615
East Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

     If you do not furnish the Fund with your correct
Social Security Number or Taxpayer Identification
Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Year 2000 Issue

     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of Frontegra, Northern and Firstar. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.

     Frontegra has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.
Frontegra has also been informed that comparable steps are being taken by Northern. In addition, Firstar has represented to Frontegra that it does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to fulfill its duties as a service provided to the Fund. However, there can be no assurance that the steps taken by Frontegra, Northern or Firstar will be sufficient to avoid any adverse impact.

     With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. To the extent the Fund invests in foreign companies, those companies may be more likely to be affected by Year 2000 issues. In the event that one or more of these companies is not Year 2000 compliant, the Fund's investment in such companies may be adversely affected.

DIRECTORS                               TRANSFER AGENT AND ADMINISTRATOR

William D. Forsyth III                  Firstar Mutual Fund Services, LLC
Thomas J. Holmberg, Jr.                 For overnight deliveries, use:
David L. Heald                          Frontegra Funds, Inc.
                                        c/o Firstar Mutual Fund Services, LLC
OFFICERS                                615 East Michigan Street, 3rd Floor
                                        Milwaukee, Wisconsin  53202
William D. Forsyth III
Thomas J. Holmberg, Jr.                 For regular mail deliveries, use:
                                        Frontegra Funds, Inc.
INVESTMENT ADVISER                      c/o Firstar Mutual Fund Services, LLC
                                        P.O. Box 701
Frontegra Asset Management, Inc.        Milwaukee, Wisconsin  53201-0701
400 Skokie Blvd.
Suite 500                               AUDITORS
Northbrook, Illinois  60062
                                        Ernst & Young LLP
SUB-ADVISER                             Sears Tower
                                        233 S. Wacker Drive
Northern Capital Management, Inc.       Chicago, Illinois  60606-6301
8018 Excelsior Drive
Suite 300                               LEGAL COUNSEL
Madison, Wisconsin 53717
                                        Godfrey & Kahn, S.C.
CUSTODIAN                               780 N. Water Street
                                        Milwaukee, Wisconsin  53202
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202

Additional information regarding the Company and the Fund is included in the Statement of Additional
Information ("SAI") which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference. Further information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may receive the Fund's SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed on the cover page of this Prospectus or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-
8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C.
20549-0102.

The Company's 1940 Act File Number is 811-7685.

                          Filed Pursuant to Rule 497(c)
                            Registration Nos:  333-7305
                                               811-7685





                      PROSPECTUS
                   December 31, 1999


                 FRONTEGRA FUNDS, INC.

            FRONTEGRA EMERGING GROWTH FUND


         c/o Firstar Mutual Fund Services, LLC
                     P. O. Box 701
            Milwaukee, Wisconsin 53201-0701

                    1-888-825-2100


     The FRONTEGRA EMERGING GROWTH FUND (the "Fund") is a series of FRONTEGRA FUNDS, INC., (the "Company").

     The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of companies with small-to-medium market capitalizations.

     This Prospectus contains information you should consider before investing in the Fund. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Frontegra Emerging Growth Fund at a Glance                  1
Fees and Expenses of the Fund                                   2
Investment Objective                                            2
Investment Strategy                                             2
Implementation of Investment Objective                          3
Prior Performance of B&H                                        4
Fund Management                                                 5
Your Account                                                    5
Exchange Privilege                                              7
Valuation of Fund Shares                                        8
Tax-Sheltered Retirement Plans                                  8
Dividends, Capital Gain Distributions and Tax Treatment         8
Year 2000 Issue                                                 9

You should rely only on the information contained in this Prospectus and in the Statement of Additional
Information  ("SAI"), which is available upon  request.
The Company has not authorized others to provide additional information. The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

The Frontegra Emerging Growth Fund at a Glance

*    Investment Objective

     The Fund's goal, also referred to as its investment objective, is long-term capital appreciation.

*    Principal Investment Strategy

     The Fund seeks to achieve its goal primarily through investment in a diversified portfolio of equity securities of companies with small-to-medium market capitalizations. For this purpose, a small-to-medium capitalization company would typically have a market capitalization of $2 billion or less and annual revenues of less than $500 million at purchase. In constructing a portfolio for the Fund, the Fund's subadviser, Berents & Hess Capital Management
Incorporated ("B&H" or the "Subadviser") identifies companies B&H believes will have a growing stream of earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, depositary receipts and securities convertible or exchangeable into common or preferred stocks. Under normal market conditions, the Fund will invest at least
85% of its assets in these securities.

*    Risk Factors

     The main risks of investing in the Fund are:

     * Small Cap Risks: Because the Fund will invest primarily in small-to-medium capitalization stocks which are more volatile than investments in large companies, you should expect that the value of the Fund's shares will be more volatile than the shares of a fund that invests in large capitalization companies.

     * Market Risks: The Fund's investments are subject to market risk, so that the value of the Fund's investments may go up or down. If the value of the Fund's investments goes down, you may lose money. The share price of the Fund is expected to fluctuate with changing market valuations of its portfolio holdings. Your shares at redemption may be worth more or less than your initial investment. Market risks associated with equity investments include the possibility that stock prices in general will decline over short or even extended periods.

     * Stock Selection Risks: The stocks selected for inclusion in the Fund's portfolio may decline in value or not increase in value when the stock market in general is rising.

*    Who Should Invest

     The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.
The Fund may be an appropriate investment for you if you:

     *    Seek long-term capital appreciation;

     *    Want to include a small- to mid-cap fund in your portfolio; and

     *    Are willing to accept the risk that your investment may fluctuate.

*    Performance Tables

     Because the Fund did not commence operations until the date of this Prospectus, it has no annual returns history.

Fees and Expenses of the Fund

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Shareholder Fees (fees paid directly from your investment)    NONE(1)
     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)

     Management Fees                              0.90%
     Distribution (12b-1) Fees                    NONE
     Other Expenses(3)                            0.90%
                                                  -----
     Total Annual Fund Operating Expenses(3)      1.80%
                                                  =====
     Fee Waiver/Reimbursement(4)                  0.90%
                                                  -----
     Net Expenses                                 0.90%
_________________________                         =====

     (1) The Fund will charge a service fee of $12 for redemptions effected via wire transfer and $25 for checks that do not clear.

     (2) Stated as a percentage of the Fund's average net assets.

     (3) "Other Expenses" and "Total Annual Fund
         Operating Expenses" are estimates for the calendar year 2000.

     (4) Pursuant to an expense cap agreement effective
         December 31, 1999 between the Fund's adviser,
         Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser") and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets. The expense cap agreement will terminate on
         December 31, 2000 unless extended by Frontegra and the Fund. "Other expenses" are presented before any waivers or reimbursements.

Example

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year and that Frontegra's fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreement, which will terminate on December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

     1 Year              $ 92
     3 Years             $479

Investment Objective

     The Fund's investment objective is long-term capital appreciation. This investment objective may not be changed without shareholder approval.

Investment Strategy

     The Fund will seek, under normal market
conditions, to achieve its investment objective by investing its assets primarily in the equity securities of companies with small-to-medium market capitalizations. The Fund will invest at least 85% of its net assets in equity securities. These securities include: common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; depositary receipts; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors
Service ("Moody's") or BBB or higher by Standard &
Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch
Investors Service, Inc. ("Fitch").  At least 65% of the
Fund's total assets will normally be invested in equity securities of those companies with market capitalizations of $2 billion or less and annual revenues of $500 million or less at the time of the Fund's investment. In general, investments in small-to-medium capitalization companies often involve greater risks than investments in larger capitalized companies.

     In seeking to achieve the Fund's investment objective, B&H starts the stock selection process by establishing its emerging growth universe, which totals approximately 400 companies. Using a database that includes all publicly traded securities, B&H screens for stocks with 15% historical and/or expected earnings growth and sales of less than $500 million. B&H supplements its emerging growth universe with ideas generated from various sources including internal research, conferences and industry contacts.

     B&H narrows the emerging growth universe to 125-
150 companies that it believes are likely to sustain earnings growth over the long term. Analysts review each company's market position, looking for leading or increasing market share. The stability of earnings and cash flow is also analyzed. Finally, B&H assesses the relative attractiveness of the companies in the universe with measures such as sales to market cap and price to earnings growth.

     Once the emerging growth universe is narrowed to establish a research list, the investment team conducts fundamental, bottom-up analysis to identify the most favorable investment prospects. Internally, B&H evaluates corporate filings, such as annual and quarterly reports, and reviews any street research on the companies and their industries. Visits to corporations, interviews and conference calls with management by the firm's analysts are critical factors in confirming information and forming judgments. B&H's analysis encompasses corporate financial strength, quality of management, product leadership, industry dynamics and expected earnings growth. A key to the process is B&H's emphasis on high R&D productivity, as characterized by a product line that not only alters its industry but also makes its existing product line obsolete. Ultimately, the portfolio is constructed from the most attractive 40-50 issues identified from this process.

     B&H will generally sell a security as a result of deteriorating business fundamentals, overvaluation based on a security's price earnings ratio relative to its growth rate or a significant price spike. In addition, positions will be cut back when they become greater than 5% of the Fund's portfolio. B&H will generally hold a security for 12 to 24 months.

Implementation of Investment Objective

     In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below and elsewhere in this Prospectus.

Common Stocks and Other Equity Securities

     The Fund will invest at least 85% of its net assets in common stocks and other equity securities.
Other equity securities may include depositary receipts, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stock.

     Principal Risks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Small Companies

     The Fund will invest a substantial portion of its assets in small-to-medium capitalization companies which have a market capitalization of $2 billion or less at purchase.

     Principal Risks. While smaller companies may have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. An investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger companies.

Temporary Strategies

     The Fund may invest up to 15% of its total assets in cash and short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses. The Fund may temporarily exceed this 15% limitation, but only in circumstances pending investment and only for short periods of time.

Prior Performance of B&H

     The following table shows the historical composite
performance data for all of the B&H advisory accounts
which have investment objectives, policies, strategies
and risks substantially similar to the Fund, known as
the B&H Emerging Growth Portfolio (the "Composite"),
for the periods indicated.  Since its inception on
December 31, 1995, the Composite has shown an annual
return of approximately 22.89%.  The Composite includes
all discretionary "Emerging Growth" accounts managed by
B&H.   The Composite has not been subject to the same
types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended
(the "Code"), and the Investment Company Act of 1940, as amended (the "1940 Act"), respectively.
Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal security and tax laws.
The Composite's expenses are higher than the Fund's expenses after waivers and reimbursements. If the Fund's expenses had been deducted from the Composite's returns, the returns would be higher than those shown.
The data is provided to illustrate the past performance of B&H in managing a substantially similar portfolio as measured against the Russell 2000 Growth Index and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or B&H.

     B&H's performance information has been calculated in accordance with recommended standards of the Association for Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Composite, without provision for federal or state income taxes. Cash and cash equivalents are included in the performance returns. Total return is calculated monthly in accordance with the time weighted rate of return method provided for by AIMR standards accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.
The monthly returns are geometrically linked to derive an annual total return.

     The investment results of the Composite presented on the next page are unaudited and are not intended to predict or suggest the future returns of the Fund. You should be aware that the use of a methodology different than that used to calculate performance could result in different performance data.

    Berents & Hess Capital Management Incorporated
  B&H Emerging Growth Composite Performance History:
                  12/31/95 - 9/30/99

                B&H Emerging Growth   Russell 2000
Periods Ended        Composite           Growth
   9/30/99        Rate of Return        Index(1)

   1 Year            75.62%              32.63%
   3 Years           25.33%              7.14%
    From             22.89%              8.65%
Inception(2)
____________

(1) The Russell 2000 Growth Index is an unmanaged index generally representative of the U.S. market for small domestic growth stocks. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(2)   The Composite commenced operations on December 31, 1995.

   Average Annualized Return in Percent:  12/31/95 - 9/30/99

          B&H Emerging Growth Composite Performance   22.89%
          Russell 2000 Growth Index                    8.65%

Fund Management

     Under the laws of the State of Maryland, the Board of Directors of the Company (the "Board of Directors") is responsible for managing the Company's business and affairs. The Board of Directors also oversees duties required by applicable state and federal law. The
Company has entered into an investment advisory agreement with Frontegra dated October 30, 1996, as amended as of February 1, 1998 and December 31, 1999
(the "Investment Advisory Agreement"), pursuant to which Frontegra supervises the management of the Fund's investments and business affairs, subject to the supervision of the Company's Board of Directors.
Frontegra has entered into a subadvisory agreement with B&H under which B&H serves as the Fund's portfolio manager and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

     Adviser. The Fund is managed by Frontegra, which supervises the management of the Fund's portfolio by the subadviser and administers the Company's business affairs. Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062.  Mr. William D. Forsyth III and Mr.
Thomas J. Holmberg, Jr. each own 50% of Frontegra.
Under the Investment Advisory Agreement, the Fund compensates Frontegra for its management services at the annual rate of 0.90% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated
December 31, 1999 between Frontegra and the Fund,
Frontegra agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 0.90% of the Fund's average daily net assets. The term of this expense cap agreement is 12 months. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or reimbursed.

     Subadviser.  B&H is located at 99 Summer Street,
Suite 1720, Boston, Massachusetts 02119. Under the subadvisory agreement, B&H is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Fund's average daily net assets. B&H provides continuous advice and recommendations concerning the Fund's investments and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, B&H seeks to obtain the best net results for the Fund. While B&H has not previously provided investment advice to a mutual fund, B&H serves as investment adviser to pension and profit-sharing plans, institutional investors and private accounts. As of December 1, 1999, B&H had approximately $169 million under management. Charles N. Berents, Jr. owns 46% of
B&H and Herbert P. Hess owns 54% of B&H.

     Portfolio  Managers.   The  day-to-day  management
responsibilities for the Fund's portfolio are primarily handled by B&H's portfolio managers, Mr. Berents and Mr. Hess. Mr. Berents, Managing Director of B&H, has been with the firm since 1984. Mr. Hess, Managing
Director  of  B&H, has been with the firm  since  1991.
The Fund's portfolio is reviewed whenever a securities transaction opportunity arises based on the Fund's investment strategy. The portfolio managers make the final buy and sell decisions for the Fund.

     Custodian,   Transfer  Agent  and   Administrator.
Firstar  Bank,  N.A. acts as custodian  of  the  Fund's
assets.   Firstar Mutual Fund Services, LLC  serves  as
transfer agent for the Fund (the "Transfer Agent")  and
as  the  Fund's administrator.  Firstar Bank, N.A.  and
Firstar   Mutual  Fund  Services,  LLC  are  affiliated
entities and are collectively referred to in this Prospectus as "Firstar."

Your Account

How to Purchase Shares

     Shares of the Fund are sold on a continuous basis at net asset value. The Fund's net asset value is determined as of the close of trading on the New York
Stock Exchange (the "NYSE") (generally 4:00 p.m.,
Eastern Time) on each day the NYSE is open. Your purchase price will be the Fund's net asset value next determined after the Fund receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

     The Fund's minimum initial investment is $100,000.
Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Fund reserves the right to change or waive these minimums at any time. You will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     If you purchase shares of the Fund by check and request the redemption of such shares within 15 days of the initial purchase, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

Initial Investment - Minimum $100,000

     You may purchase shares of the Fund by completing an application and mailing it along with a check or money order payable to "Frontegra Funds, Inc." to:
Frontegra Funds, Inc., c/o Firstar Mutual Fund
Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-
0701.  For overnight deliveries, please use 615
E. Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee.
You will also be responsible for any losses suffered by the Fund as a result. All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted. The
Company reserves the right to decline an application in whole or in part.

     Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer. Broker-dealers may charge a transaction fee for placing orders to purchase Fund shares. It is the responsibility of the broker-dealer to place the order with the Fund on a timely basis.

     In addition, you may purchase shares of the Fund by wire. To establish a new account by wire transfer, please call the Transfer Agent at 1-888-825-2100. The
Transfer Agent will assign an account number to you at that time. Funds should then be wired through the Federal Reserve System as follows:

            Firstar Bank, N.A.
            ABA Number 075000022
            For credit to Firstar Mutual Fund Services, LLC
            Account Number 112-952-137
            For further credit to Frontegra Funds, Inc.
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)
            (identify Frontegra Emerging Growth Fund)

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments - Minimum $1,000

     You may make additions to your account in amounts of $1,000 or more by mail or by wire. When making an additional purchase by mail, enclose a check payable to "Frontegra Funds, Inc." along with the additional investment form provided on the lower portion of your account statement. To make an additional purchase by wire, please follow the instructions listed above.

How to Redeem Shares

     You may request redemption of part or all of your Fund shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request. However, the Fund may hold payment of that portion of an investment which was made by check which has not been collected. In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption

     To redeem your Fund shares please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box
701, Milwaukee, Wisconsin 53201-0701. For written redemption requests sent via overnight delivery, please use 615 E. Michigan Street, Third Floor, Milwaukee,
Wisconsin 53202. Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed. The
Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $12 service fee for wire redemptions. If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.

Signature Guarantees

     Signature guarantees are required for: (i) redemption requests mailed or wired to a person other than the registered owner(s) of the shares, (ii) redemption requests mailed or wired to other than the address of record and (iii) redemption requests submitted within 30 days of an address change. A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Account Termination

     Your account may be terminated by the Fund on not less than 30 days' notice if the value of the shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Exchange Privilege

     You may exchange your shares in the Fund for shares in any other Fund of the Company at any time by written request. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.
An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. This is not a tax-free exchange. Exchange requests should be directed to: Frontegra Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701. For written exchange requests sent via overnight delivery, please use 615
E. Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

     The price of Fund shares is the Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New
Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly period.

Tax-Sheltered Retirement Plans

     The Company offers through its custodian, Firstar
Bank, N.A., various qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax-deferred basis. Please call 1-888-825-2100 for a current list of the plans offered.

Dividends, Capital Gain Distributions And Tax Treatment

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain unless you are exempt from taxation or entitled to a tax deferral. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.
Shareholders are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The Fund will usually distribute dividends and capital gains at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment
(plus cash received, if any) remains the same.  The
Fund expects that, because of its investment objective, its distributions will consist primarily of capital gains. All dividends or capital gain distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Frontegra Funds, Inc., c/o Firstar Mutual
Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin
53201-0701.  For overnight deliveries, please use 615
E. Michigan Street, Third Floor, Milwaukee, Wisconsin
53202. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

     If you do not furnish the Fund with your correct
Social Security Number or Taxpayer Identification
Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Year 2000 Issue

     The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Subadviser and Firstar. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Fund.

     The Adviser has made compliance with the Year 2000
Issue a high priority and is taking steps that it believes are reasonably designed to address the Year
2000 Issue with respect to its computer systems.  The
Adviser has also been informed that comparable steps are being taken by the Subadviser. In addition, Firstar has represented to the Adviser that it does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as a service provider to the Fund. However, there can be no assurance that the steps taken by the Adviser, Subadviser or Firstar will be sufficient to avoid any adverse impact.

     With respect to the companies in which the Fund invests, the Fund cannot make any assurances as to their Year 2000 compliance efforts. To the extent the Fund invests in foreign companies, those companies may be more likely to be affected by Year 2000 issues. In the event that one or more of these companies is not Year 2000 compliant, the Fund's investment in such companies may be adversely affected.

DIRECTORS                                TRANSFER AGENT AND ADMINISTRATOR

William D. Forsyth III                    Firstar Mutual Fund Services, LLC
Thomas J. Holmberg, Jr.                   For overnight deliveries, use:
David L. Heald                            Frontegra Funds, Inc.
                                          c/o Firstar Mutual Fund Services, LLC
OFFICERS                                  615 East Michigan Street, 3rd Floor
                                          Milwaukee, Wisconsin  53202
William D. Forsyth III
Thomas J. Holmberg, Jr.                   For regular mail deliveries, use:
                                          Frontegra Funds, Inc.
INVESTMENT ADVISER                        c/o Firstar Mutual Fund Services, LLC
                                          P.O. Box 701
Frontegra Asset Management, Inc.          Milwaukee, Wisconsin  53201-0701
400 Skokie Blvd.
Suite 500                                 AUDITORS
Northbrook, Illinois  60062
                                          Ernst & Young LLP
SUB-ADVISER                               Sears Tower
                                          233 S. Wacker Drive
Berents & Hess Capital                    Chicago, Illinois  60606-6301
Management Incorporated
99 Summer Street
Suite 1720                                LEGAL COUNSEL
Boston, Massachusetts 02119
                                          Godfrey & Kahn, S.C.
CUSTODIAN                                 780 N. Water Street
                                          Milwaukee, Wisconsin  53202
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202


Additional information regarding the Company and the
Fund is included in the Statement of Additional
Information ("SAI") which has been filed with the
Securities and Exchange Commission ("SEC") and is
incorporated in this Prospectus by reference.   You may
receive the Fund's SAI free of charge, request other information about the Fund and make shareholder inquiries by contacting the Company at the address listed on the cover page of this Prospectus or by calling, toll-free, 1-888-825-2100.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-
8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C.
20549-0102.

The Company's 1940 Act File Number is 811-7685.